UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2023

Senior Connect Acquisition Corp. I
(Exact name of registrant as specified in its charter)

Delaware	001-39793	85-2816458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7114 East Stetson Drive, Suite 400 Scottsdale, AZ	85251
(Address of principal executive offices)	(Zip Code)

(480) 948-9200
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SNRHU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SNRH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	SNRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on April 14, 2022, the Senior Connect Acquisition Corp. I (the “Company”) issued a promissory note (“Promissory Note”) to Health Connect Acquisition Holdings LLC (the “Sponsor”), pursuant to which the Sponsor agreed to provide a working capital loan to the Company of up to $3.0 million. The Promissory Note was to be repaid on the earlier of (i) December 31, 2022 and (ii) the effective date of a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, involving the Company and one or more businesses, without interest.

As previously reported, on December 12, 2022, the Company filed with the Secretary of State of the State of Delaware an amendment (the “Extension Amendment”) to the Company’s amended and restated certificate of incorporation to change the date by which the Company must consummate an initial business combination from December 15, 2022 to the December 15, 2023, or such earlier date as determined by the Board of Directors of the Company.

On March 1, 2023, the Company and Sponsor amended and restated the Promissory Note (the “A&R Promissory Note”) such that the A&R Promissory Note will be repaid on the earlier of (i) December 15, 2023 and (ii) the effective date of a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, involving the Company and one or more businesses, without interest.

As of March 1, 2023, the Company was provided aggregate advances of $1,692,640 in loan proceeds pursuant to the A&R Promissory Note.

The foregoing description of the A&R Promissory Note is qualified in its entirety by the full text of the A&R Promissory Note, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	A&R Promissory Note, dated March 1, 2023.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2023

SENIOR CONNECT ACQUISITION CORP. I

By:	/s/ Ryan Burke
	Name:	Ryan Burke
	Title:	Chief Financial Officer

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